AMENDED AND RESTATED INDEMNITY, SUBROGATION
AND CONTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT (this "Agreement"), dated as of December 21, 2001, is made among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), each subsidiary of Borrower listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary" and or a "Guarantor" and, collectively, the "Guarantors") and CITICORP USA, INC. as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Amended and Restated Security Agreement). Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Reimbursement Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantors and the Collateral Agent are parties to that certain indemnity, subrogation and contribution agreement, dated as of November 13, 2001, which set forth the rights of indemnity, subrogation and contribution of the Borrower and the Guarantors in connection with the guarantee of the Borrower's obligations under a revolving credit agreement, dated as of November 13, 2001, among the Borrower, the lenders party thereto, and Citicorp USA, Inc., as administrative agent and collateral agent.

WHEREAS, the Borrower, contemporaneously herewith, is entering into the Revolving Credit Agreement, dated as of December 21, 2001(as such agreement may be further amended, restated, modified or supplemented at any time and from time to time hereafter, the "Revolving Credit Agreement"), with the lenders party thereto (the "Lenders") and Citicorp USA, Inc. as administrative agent (in such capacity, the "Administrative Agent"), pursuant to which the Lenders will provide the Borrower with a revolving credit facility in an initial aggregate amount not to exceed U.S. $150,000,000;

WHEREAS, contemporaneously herewith, the TPG Guarantor is entering into the TPG Guaranty, the TCW Guarantors are entering into the TCW Guaranty and the GEI Guarantors are entering into the GEI Guaranty (together with the TPG Guaranty and the TCW Guaranty, the "Guaranty") each dated as of December 21, 2001 with the Administrative Agent, pursuant to which the Fund Guarantors will guarantee the obligations of the Borrower under the Revolving Credit Agreement;

WHEREAS, the Borrower is, contemporaneously herewith, entering into a Reimbursement Agreement, dated as of December 21, 2001 (as such agreement may be further amended, restated, modified or supplemented at any time and from time to time hereafter, the "Reimbursement Agreement"), with the Fund Guarantors and the Collateral Agent, pursuant to which the Borrower agrees to reimburse the Fund Guarantors for any and all payments made by the Fund Guarantors under the Guaranty;

WHEREAS, to induce the Fund Guarantors to enter into the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, (a) each of the Guarantors agrees to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interests (as defined herein) in the Collateral to secure the obligations of the Borrower under the Reimbursement Agreement, and (b) each of the Guarantors agrees to guarantee the obligations of the Borrower under the Reimbursement Agreement;

WHEREAS, the Guarantors have guaranteed the Reimbursement Obligations (as defined in the Amended and Restated Guarantee Agreement) pursuant to the Amended and Restated Guarantee Agreement, and the Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees pursuant to (a) the Amended and Restated Pledge Agreement and (b) the Amended and Restated Security Agreement; and

WHEREAS, the obligations of the Fund Guarantors under the Guaranty are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof;

NOW, THEREFORE, in consideration of the benefits accruing to the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Amended and Restated Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Amended and Restated Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of each of the Guarantors under Sections 1 and 2 and all other rights of each of the Guarantors in respect of indemnity, contribution or subrogation from any other Reimbursement Party under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of all Reimbursement Obligations which are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Reimbursement Obligation is outstanding and has not been indefeasibly paid in full in cash and the Guaranty and the Reimbursement Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Reimbursement Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Collateral Agent, subject to any consent required in accordance with Section 8.09 of the Reimbursement Agreement.

SECTION 7. Intercreditor Agreement. Notwithstanding anything to the contrary contained in this Agreement, all rights, obligations and remedies of the Collateral Agent set forth in this Agreement and any other Security Document shall be subject to the provisions set forth in the Intercreditor Agreement.

SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in the Amended and Restated Guarantee Agreement and addressed as specified therein.

SECTION 9. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the consent required in accordance with Section 8.09 of the Reimbursement Agreement. Notwithstanding the foregoing, at the time any Guarantor is released from its obligations under the Amended and Restated Guarantee Agreement in accordance with such Amended and Restated Guarantee Agreement and the Reimbursement Agreement, such Guarantor will cease to have any rights or obligations under this Agreement.

SECTION 10. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Reimbursement Documents shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making of Guaranty by the Fund Guarantors and shall continue in full force and effect as long as the principal of or any accrued interest on any Guarantee Amounts or any other fee or amount payable under the Reimbursement Agreement or this Agreement or under any of the other Reimbursement Documents is outstanding and unpaid and as long as the Guaranty has not been terminated.

(b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 12. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Reimbursement Agreement shall be applicable to this Agreement.

SECTION 13. Additional Guarantors. Pursuant to Section 5.10 of the Reimbursement Agreement, each Subsidiary Reimbursement Party that was not in existence or not a Subsidiary Reimbursement Party on the date of the Reimbursement Agreement is required to enter into the Amended and Restated Guarantee Agreement as a Guarantor upon becoming a Subsidiary Reimbursement Party. Upon execution and delivery, after the date hereof, by the Collateral Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

MEMC ELECTRONIC MATERIALS, INC. By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President, Chief Financial Officer

By: /s/ Kenneth L. Young
Name: Kenneth L. Young
Title: Treasurer

EACH OF THE OTHER SUBSIDIARIES
LISTED ON SCHEDULE I HERETO,

By: /s/ Kenneth L. Young
Name: Kenneth L. Young, in his capacity as
Treasurer for each of the other
Subsidiaries listed on Schedule I
hereto

CITICORP USA, INC., as Collateral Agent By: /s/ Arnold Y. Wong Name: Arnold Y. Wong Title: Vice President

Schedule I to the
Amended and Restated
Indemnity, Subrogation and
Contribution Agreement

GUARANTOR
Name	Address

Annex 1 to the
Amended and Restated
Indemnity, Subrogation and
Contribution Agreement

SUPPLEMENT NO. [ ] dated as of [ ], to the Amended and Restated Indemnity, Subrogation and Contribution Agreement dated as of December 21, 2001, among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), each subsidiary of Borrower listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary" or a "Guarantor" and, collectively, the "Guarantors") and CITICORP USA, INC., as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Amended and Restated Security Agreement).

A. Reference is made to (a) the Reimbursement Agreement dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"), among the Borrower, the Fund Guarantors and CITICORP USA, INC. as collateral agent (in such capacity, the "Collateral Agent") and (b) the Amended and Restated Guarantee Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated Indemnity, Subrogation and Contribution Agreement and the Reimbursement Agreement.

C. The Borrower and the Guarantors have entered into the Amended and Restated Indemnity, Subrogation and Contribution Agreement in order to induce the Fund Guarantors to enter into the Guaranty. Pursuant to Section 5.10 of the Reimbursement Agreement, each Subsidiary Reimbursement Party that was not in existence or not a Subsidiary Reimbursement Party on the date of the Revolving Credit Agreement is required to enter into the Indemnity, Subrogation and Contribution Agreement as a Guarantor upon becoming a Subsidiary Reimbursement Party. Section 13 of the Amended and Restated Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Amended and Restated Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Reimbursement Agreement to become a Guarantor under the Amended and Restated Indemnity, Subrogation and Contribution Agreement in order to induce the Fund Guarantors to make additional guarantees and as consideration for guarantees previously made.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 13 of the Amended and Restated Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Amended and Restated Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Amended and Restated Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Amended and Restated Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Amended and Restated Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Amended and Restated Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Amended and Restated Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Amended and Restated Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8. The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Amended and Restated Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],
By_________________________________ Name: Title:
CITICORP USA, INC., as Collateral Agent
By: /s/ _______________________ Name: Title:

Schedule I to Supplement No. [ ]
to the Amended and Restated
Indemnity, Subrogation and
Contribution Agreement

GUARANTOR
Name	Address